UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 4, 2007

X-Change Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	002-41703	900156146
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

710 Century Parkway, Allen, Texas		75013
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	972-747-0051 x113

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 4, 2007, The X-Change Corporation ("X-Change") entered into a Securities Purchase Agreement ("SPA") with its wholly owned subsidiary, AirGATE Technologies, Inc. ("AirGATE"), as well as Samson Investment Company ("Samson"), Ironman PI Fund (QP), LP ("Ironman"), and John Thomas Bridge & Opportunity Fund, LP ("Opportunity Fund") (Samson, Ironman and Opportunity Fund may be hereafter referred to singularly as an "Investor" or collectively as "Investors"). In addition to the SPA, with each of the Investors X-Change also entered into a Senior Secured Convertible Term Note—Tranche A ("Tranche A Notes") and a Trance A Warrant ("Tranche A Warrants"). X-Change, the Investors and Tejas Securities Group, Inc. ("Tejas") executed a Registration Rights Agreement ("RRA"). Finally, AirGATE and the Investors executed a Security Agreement and a Guaranty Agreement. The Tranche A Note, Tranche A Warrant, the RRA, the Security Agreement and the Guaranty Agreement were executed on December 4, 2007. Prior to entering into these agreements, neither X-Change nor AirGATE had any relationship with the Investors.

The SPA provides the framework regarding when and how the Investors in the aggregate provided X-Change with $1.8 million in cash with X-Change in return issuing the Tranche A Notes, Tranche A Warrants and providing certain registration obligations as set forth in the RRA. The SPA also affords the Investors with preemptive rights. A second, Tranche B, financing is addressed in the SPA and shall occur if and when X-Change enters into a definitive development agreement acceptable to the Investors for an additional RFID tagging initiative for the oil and gas industry. If X-Change achieves this milestone, the Investors shall provide X-Change with an additional $1.8 million in cash and X-Change shall issue Tranche B documents substantially similar to the Tranche A Notes and Tranche A Warrants.

The Tranche A Notes obligates X-Change to repay to the Investors the aggregate principal amount of $1.8 million, together with interest at 8% per annum. Principal on these notes is due five years after issuance. Interest on the notes accrues and is payable quarterly, although X-Change has the option to add accrued and unpaid interest to the outstanding principal amount of the notes. The Tranche A Notes are convertible at the option of the Investors at a conversion price of $0.20. An automatic conversion feature also exists at this same conversion price, and is applicable upon X-Change achieving certain commercialization milestones.

As additional consideration for the $1.8 million cash, X-Change issued the Investors Tranche A Warrants that are exercisable into 4.5 million shares of X-Change common stock at $0.50 per share. These warrants are exercisable for five years. X-Change has also agreed to provide Tejas with a warrant to purchase 630,000 shares of X-Change common stock at $0.20 per share.

All shares of X-Change common stock issuable upon conversion of the Tranche A Notes and exercise of the Tranche A Warrants, as well as shares issuable to Tejas upon exercise of warrant rights are subject to the RRA. Pursuant to the RRA, X-Change agreed to register, at X-Change’s expense, all such shares upon request of an Investor, provided that no demand may be made within 180 days of the date of the RRA. In the event X-Change and the Investors engage in a Tranche B financing and X-Change issues the Investors Tranche B Notes and Tranche B Warrants, the shares of X-Change common stock issuable upon conversion of any Tranche B Notes and exercise of any Tranche B Warrants shall also be registered in accordance with the RRA.

The obligations of X-Change and AirGATE under the Tranche A Notes are secured by the Security Agreement, in which AirGATE granted Samson, as Collateral Agent under the Security Agreement and Guaranty Agreement, for the ratable benefit of the Investors, a lien on and security interest in all of AirGATE’s assets. In the Guaranty Agreement, AirGATE guaranteed as primary obligor the payment and performance of all obligations and duties owed by X-Change to the Investors arising out of or in connection with the SPA, the Tranche A Note, the Tranche A Warrant, and the Security Agreement.

The descriptions of the SPA, the Tranche A Notes, the Tranche A Warrants, the Registration Rights Agreement, the Security Agreement and the Guaranty Agreement are qualified in their entirety by the full text of such documents attached as Exhibits 4.1, 4.2, 10.1, 10.2, 10.3, and 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

As discussed above in Item 1.01, on December 4, 2007, X-Change sold the Tranche A Notes to three Investors in exchange for $1.8 million in cash, with such notes being convertible at the option of the Investors at $0.20 per share, or in aggregate 9 million shares of X-Change common stock. An automatic conversion feature also exists at this same conversion price, and is applicable upon X-Change achieving certain sales revenues and other milestones. As a commission on this financing, X-Change paid Tejas 7%, or $126,000, in cash as well as agreeing to issue Tejas a warrant to purchase 630,000 shares of X-Change common stock at $0.20 per share.

As additional consideration for the $1.8 million, X-Change issued the Investors Tranche A Warrants that are exercisable into 4.5 million shares of X-Change common stock at $0.50 per share. These warrants are exercisable for five years.

Item 7.01 Regulation FD Disclosure.

(a) X-Change filed a press release on December 10, 2007, which is attached hereto as an exhibit.
(b) The information in this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished as part of this report or incorporated herein as indicated:

4.1 Securities Purchase Agreement, dated December 4, 2007, by and among X-Change, AirGATE, and the Investors

4.2 Form of Senior Secured Convertible Term Note—Tranche A, dated December 4, 2007, by and among X-Change and each of the Investors

10.1 Form of Tranche A Warrant dated December 4, 2007, by and among X-Change and each of the Investors

10.2 Registration Rights Agreement dated December 4, 2007, by and among X-Change, the Investors and Tejas

10.3 Security Agreement, dated December 4, 2007, by and among AirGATE, the Investors, and Samson as Collateral Agent

10.4 Guaranty Agreement, dated December 4, 2007, by and among AirGATE, the Investors, and Samson as Collateral Agent

99.1 Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

X-Change Corporation

December 10, 2007	By:	/s/ George DeCourcy

Name: George DeCourcy
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

4.1	Securities Purchase Agreement, dated December 4, 2007, by and among X-Change, AirGATE, and the Investors
4.2	Form of Senior Secured Convertible Term Note—Tranche A, dated December 4, 2007, by and among X-Change and each of the Investors
10.1	Form of Tranche A Warrant dated December 4, 2007, by and among X-Change and each of the Investors
10.2	Registration Rights Agreement dated December 4, 2007, by and among X-Change, the Investors and Tejas
10.3	Security Agreement, dated December 4, 2007, by and among AirGATE, the Investors, and Samson as Collateral Agent
10.4	Guaranty Agreement, dated December 4, 2007, by and among AirGATE, the Investors, and Samson as Collateral Agent
99.1	Press Release